American Century Variable Portfolios, Inc. Prospectus and Summary Prospectus Supplement VP VistaSM Fund
Supplement dated January 24, 2014 ■ Prospectus and Summary Prospectus dated May 1, 2013

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the VP Vista Fund will be transferred to the American Century VP Capital Appreciation Fund in exchange for shares of the VP Capital Appreciation Fund.

The reorganization is expected to be effective on April 25, 2014, as of the close of the New York Stock Exchange. VP Vista’s Class I and Class II shareholders will receive shares of equal value of the corresponding class of VP Capital Appreciation on a tax-free basis in exchange for their shares of VP Vista. The two funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same. The value of a shareholder’s account will not change as a result of the transaction.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-81274   1401